Farmers New World Life Insurance Company
Legal Department
3003 77th Avenue S.E.
Mercer Island, Washington 98040

Steven N. Driggers
Corporate Counsel
Direct:	206.275.8142
Main:	206.275.8140
Fax:	206.275.8144

August 30, 2010

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Farmers Variable Life Separate Account A

Commissioners:

Farmers New World Life Insurance Company, on behalf of Farmers Variable Life Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 ( “Act”), mailed to its contract owners the semi-annual reports, for the period ended June 30, 2010 for each of the following underlying funds in which Registrant invests:

Calvert Variable Series, Inc. (File No. 811-03591)

Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044)

Dreyfus Variable Investment Fund (File No. 811-05125)

DWS Investments VIT Funds (File No. 811-07507)

DWS Variable Series I (File No. 811-04257)

DWS Variable Series II (File No. 811-05002)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

Fidelity Variable Insurance Products III (File No. 811-07205)

Fidelity Variable Insurance Products IV (File No. 811-03759)

Fidelity Variable Insurance Products V (File No. 811-05361)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Principal Variable Contracts Fund, Inc. (File No. 811-01944)

We are also filing the cover letters that accompanied the semi-annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/: Steven N. Driggers
Steven N. Driggers
Corporate Counsel

Farmers New World Life Insurance Company
Home Office: 3003 77th Avenue S.E.
Mercer Island, WA 98040
(206) 232-8400
Variable Policy Service Office:
PO Box 724208
Atlanta, GA 31139
August 30, 2010	(877) 376-8008

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing semi-annual reports to our Farmers Variable Life and Variable Annuity customers.

Your customized semi-annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of June 30, 2010. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

Also, please see the enclosed notice regarding our eDelivery service, where you can choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly.

We appreciate your business and look forward to continuing to serve your insurance needs.

IMPORTANT INFORMATION ABOUT eDELIVERY

We are excited to inform you that we have begun providing eDelivery via email and web-based service. In the near future, delivery of CD copies will be discontinued. If you would like to continue electronic delivery, it is necessary that you enroll at www.farmers.com. Please see enclosed notice for enrollment instructions. Thank you for joining us in our efforts to “go paperless!”

Sincerely,

Harris Mortensen
Assistant Vice President, Insurance Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 /

(818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org

Farmers New World Life Insurance Company
Home Office: 3003 77th Avenue S.E.
Mercer Island, WA 98040
(206) 232-8400
Variable Policy Service Office:
PO Box 724208
Atlanta, GA 31139
August 30, 2010	(877) 376-8008

Dear Farmers Client:

You have consented to the delivery of fund company annual and semi-annual reports in electronic format, currently being fulfilled by means of compact disc (cd). You have indicated that you have access to a personal computer with the appropriate computer hardware and software to access and view the documents.

Enclosed is a CD containing fund company semi-annual reports, which provide an update on the relevant portfolios’ performance as of June 30, 2010. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract or you wish to receive these reports in paper format, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free, at (877) 376-8008.

We appreciate your business and look forward to continuing to serve your insurance needs.

IMPORTANT INFORMATION ABOUT eDELIVERY

We are excited to inform you that we have begun providing eDelivery via email and web-based service. In the near future, delivery of CD copies will be discontinued. If you would like to continue electronic delivery, it is necessary that you enroll at www.farmers.com. Please see enclosed notice for enrollment instructions. Thank you for joining us in our efforts to “go paperless!”

Sincerely,

Harris Mortensen
Assistant Vice President, Insurance Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 /

(818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org